UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2019

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2019, the MetLife, Inc. (the “Company”) Board of Directors (the “Board”) appointed Michel A. Khalaf President and Chief Executive Officer effective May 1, 2019 (the “Effective Date”). The Board also elected Mr. Khalaf a Company director, and appointed him to its Executive Committee, as of the Effective Date. Steven A. Kandarian, the Company’s Chairman of the Board, President and Chief Executive Officer, will serve in those capacities through April 30, 2019 and retire.

Mr. Khalaf, age 54, has served as the Company’s President, U.S. Business and Europe, the Middle East, and Africa (“EMEA”) since July, 2017. In that role, he has lead the Company’s Group Benefits, Retirement & Income Solutions, and Property & Casualty businesses in the United States; Global Employee Benefits; and individual and group insurance businesses throughout EMEA. Mr. Khalaf served as the Company’s President, EMEA from 2011 until July, 2017.

The Board set Mr. Khalaf’s annual base salary rate at $1,200,000 as of the Effective Date. The Company continues to provide relocation and tax-related benefits to Mr. Khalaf in connection with his transfer to the United States. The Company intends to limit some of these benefits in connection with his promotion and to disclose those changes when it does so.

On January 3, 2019, the Board also appointed non-management director R. Glenn Hubbard, Ph.D. Chairman of the Board, succeeding Mr. Kandarian in that role as of the Effective Date. The Board set Dr. Hubbard’s Chairman compensation at $250,000 per year as of the Effective Date, in addition to his general director retainer fees.

This disclosure may contain or refer to forward-looking statements. Forward-looking statements give expectations or forecasts of the future using terms such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” and other terms tied to future periods. Results could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are based on assumptions and expectations. They involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. The company has no obligation to correct or update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary

Date: January 8, 2019

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